[Graphic Omitted]

EQUITY FUNDS

THAT SEEK TO

CONTROL TAXES


                                              STEIN ROE ADVISOR

                                              TAX-MANAGED FUNDS

                                              ANNUAL REPORT

                                              OCTOBER 31, 1999

--------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

[Photo of Stephen E. Gibson]

It has been another strong year for the U.S. economy and a year of economic rebuilding for both industrialized and developing economies outside the U.S. Consumer confidence, personal income and employment were high while inflation has remained in check. Although costs have increased in some segments -- notably energy -- businesses have managed to offset them with productivity gains, at least for the time being.

It has also been a strong year for the stock market. However, the impressive gains of the major indexes mask the market's volatility as well as its selectivity. A narrow band of large companies, primarily in the technology sector, led the market. In the spring, it appeared that the trend was broadening to include smaller as well as more value-oriented stocks. However, that shift was short lived. After the Federal Reserve Board raised interest rates late in June, followed with another increase in August, investors sought refuge in the stocks of large companies with familiar names.

Despite the changes in the market environment during the period, we remained committed to our disciplined style and to managing for tax efficiency. We hope that you will think of the year's performance in that perspective and keep your longer-term goals in mind.

The following report will provide you with more specific information about your Funds' performance and the strategies the managers used to deliver higher after-tax returns. Thank you for choosing Stein Roe Advisor Tax-Managed Funds. We look forward to continuing to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 13, 1999

-------------------------------
 Not FDIC    May Lose Value
 Insured     No Bank Guarantee
-------------------------------



Because economic and market conditions change frequently, there can be no assurance that the trends described above or on the following pages will continue.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

>  ANOTHER YEAR OF IMPRESSIVE GAINS FOR LARGE COMPANY GROWTH STOCKS.
   Many of the major indexes delivered another year of 20% plus performance. However, the average stock on the New York Stock Exchange actually fell 20%.

>  NARROW MARKET FOR VALUE STOCKS.
   Concerns about the possibility of a global recession were replaced by fears of inflation and economic recovery in Asia, giving value stocks a boost in the spring. However, as inflationary fears subsided and economic growth settled to a steady pace, investors sought large company growth stocks. By the end of the period, value stocks gave back most of their gains and continued to fall behind.

>  FUNDS MAINTAINED 100% TAX-EFFICIENCY.*
   Stein Roe Advisor Tax-Managed Growth Fund and Stein Roe Advisor Tax-Managed Value Fund paid no taxable capital gains or dividend income to shareholders.

                     PERFORMANCE OF A $10,000 INVESTMENT IN

                  S&P 500 INDEX AND S&P 500 BARRA/VALUE INDEX

                               10/31/98 - 10/31/99

                          S&P 500 Index   S&P 500 Barra/Value Index
                          -------------   -------------------------
               10/98         $10,000             $10,000
               11/98          10,606              10,521
               12/98          11,217              10,890
               1/99           11,686              11,110
               2/99           11,322              10,871
               3/99           11,775              11,201
               4/99           12,231              12,166
               5/99           11,942              11,951
               6/99           12,605              12,410
               7/99           12,212              12,028
               8/99           12,151              11,723
               9/99           11,818              11,265
               10/99          12,566              11,900

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. It is not possible to invest directly in an index. The Standard & Poor's 500 Barra/Value Index is an unmanaged index that tracks the performance of stocks with lower price-to-book ratios that are included in the S&P 500 Index.

* The Funds expect to distribute taxable income and capital gains from time to time. In addition, market conditions may limit the Funds' ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may also require the Funds to sell securities and realize gains. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

ANNUAL REPORT: STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

               TOP SECTOR BREAKDOWNS
               10/31/99 VS. 10/31/98

                                     FUND AS OF    FUND AS OF
                                      10/31/99      10/31/98
                                      --------      --------
               TECHNOLOGY                23%           11%
               CONSUMER CYCLICAL         20%           15%
               CONSUMER STAPLES          19%           14%
               FINANCIAL                 17%           22%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown.

BOUGHT
--------------------------------------------------------------------------------
SPRINT (1.9% OF NET ASSETS)
Shortly after we bought it, Sprint agreed to be acquired in an exchange of stock by MCI WorldCom (2.3% of net assets). The gain for the portfolio is significant. Better yet, because the Fund already owns MCI, there is no negative tax impact on the portfolio.

MICROSOFT (3.7% OF NET ASSETS)
Despite the cloud of litigation and an unfavorable initial court ruling, we believe that the outlook for the company is unlikely to change significantly. In fact, even if the company is broken up, we believe that the value of its individual pieces could be greater than the company today. And if Microsoft settles its case outside of the courts, that, too, could be the catalyst for a higher stock price.

POSITIVE RETURNS FOR THE YEAR
Investor enthusiasm for large company growth stocks and a generally favorable environment for stocks helped Stein Roe Advisor Tax-Managed Growth Fund during the 12-month period ended October 31, 1999. The Fund's Class A shares rose to 28.38%. That was higher than the Lipper Large-Cap Core Fund Average,(1) which returned 26.11% for the period. The Fund also outperformed the S&P 500, which posted 25.66%. The Fund's performance was achieved without the payment of taxable distributions to shareholders during the year.

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds using portfolio-based classifications. The total return calculated for the Lipper Large-Cap Core Funds was 26.11% for the 12 months ended October 31, 1999. The Fund's Class A shares were ranked in the second quartile for 1 year (112 out of 364 funds) and in the third quartile for the period 12/31/96-10/31/99 (148 out of 211 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

EMPHASIS ON GROWTH STOCKS HELPED PERFORMANCE
The Fund's continued emphasis on growth stocks, especially in the technology, communications and consumer sectors, helped the Fund achieve above-average gains for the period. Additions to the Fund's technology investments -- Sun Microsystems, EMC and Microsoft (1.5%, 1.6% and 3.7% of net assets, respectively) -- were among the Fund's strongest performers. Motorola, Cisco and Intel (2.4%, 2.2% and 2.6% of net assets, respectively) also enjoyed impressive gains.

In the communications sector, MCI WorldCom (2.3% of net assets) has been a long-term winner for the Fund, and continued to perform well during the period. We also benefited from the company's announcement to purchase Sprint (1.9%), a newly added position in the portfolio. Since the transaction will be for stock, we will be able to exchange our Sprint shares for shares of MCI, without realizing a capital gain.

SELECTED FINANCIAL AND CONSUMER CYCLICAL COMPANIES DELIVERED IN
CHALLENGING ENVIRONMENT
We cut back on our exposure to financial services -- a well-timed move because many financial services stocks lost ground as rising interest rates clouded their outlook in the second half of the period. However, our investments in Citigroup, Chase Manhattan and Wells Fargo (2.6%, 2.3% and 2.8% of net assets, respectively) bucked the trend and were winners despite the increasingly unfavorable climate. Their strong performances were the result of recovery in the world's emerging markets as well as company-specific improvements.

CONSUMER CYCLICAL STOCKS RESPOND TO HIGHER SPENDING
As disposable personal income in the U.S. has continued to grow, consumers have taken their heftier paychecks to the mall -- or to Wal-Mart, Home Depot and Dollar General (2.7%, 1.9% and 2.1% of net assets, respectively), three market leaders that have done very well for the Fund. Wal-Mart is the leader in the mega-discount store segment; Home Depot has established itself as the leader in the home improvement category; and Dollar General is the dominant company in the convenience discount store segment. The Fund's investment in broadcasting and media stocks such as CBS and Clear Channel Communications (2.3% each of net assets) also contributed to good performance.

TAX MANAGEMENT EFFORTS REWARDED
When the stock market declined last summer, we reviewed our portfolio with an eye to finding selective losses to balance capital gains. Some of the proceeds of our sales were actually switched into similar companies that we felt had strong rebound potential. In that way, we were able to harvest losses and, at the same time, invest in companies that had fallen with the general market but with the potential, we believed, to rebound when the market rallied. Two companies that we invested in as a result of this strategy were Wells Fargo and American International Group (2.8% and 2.4% of net assets, respectively), which had pulled back with the market.

Our confidence was well-founded as both stocks have come back since we purchased them.

AN OPTIMISTIC OUTLOOK FOR THE STOCK MARKET ENVIRONMENT
The outlook for corporate earnings in the period ahead remains favorable as the U.S. economy continues to expand. Although there are signs that the domestic expansion may slow, this would be a healthy development to prevent overheating. Meanwhile, foreign economies are beginning to strengthen, which should help to offset slowing domestic earnings growth. Our primary concern is upward pressure on inflation and interest rates. However, we're hopeful that a moderation in U.S. economic growth, continued productivity gains and deflationary pressures from global competition, and the increasing influence of the Internet, will help to keep both in check.

Keep in mind that we don't try to forecast the market or the economy. Rather, we use a bottom-up investing approach, which leverages the expertise of our experienced management team. Our goal is to invest in companies we believe can continue to deliver above-average earnings growth and to manage the Fund in a tax-efficient manner.

/s/ William M. Hughes                            /s/ Stephen Berman

WILLIAM M. (MEL) HUGHES and STEVE BERMAN are senior equity analysts at Stein Roe & Farnham Incorporated and are members of the nine-person investment management team for Stein Roe Advisor Tax-Managed Growth Fund.

               NET ASSET VALUE AS OF 10/31/99

               Class A                    $17.19
               ---------------------------------
               Class B                    $16.82
               ---------------------------------
               Class C                    $16.82
               ---------------------------------
               Class E                    $17.14
               ---------------------------------
               Class F                    $16.77
               ---------------------------------
               Class G                    $17.17
               ---------------------------------
               Class H                    $16.83
               ---------------------------------
               Class Z                    $17.23
               ---------------------------------

               TOP 10 HOLDINGS AS OF 10/31/99

               Microsoft Corp.              3.7%
               ---------------------------------
               General Electric             3.2%
               ---------------------------------
               Wells Fargo & Co.            2.8%
               ---------------------------------
               Wal-Mart Stores              2.7%
               ---------------------------------
               Citigroup, Inc.              2.6%
               ---------------------------------
               Intel Corp.                  2.6%
               ---------------------------------
               American Int'l. Corp         2.4%
               ---------------------------------
               Motorola                     2.4%
               ---------------------------------
               AES Corp.                    2.4%
               ---------------------------------
               Dover Corp.                  2.4%
               ---------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

HELD
--------------------------------------------------------------------------------
TYCO INTERNATIONAL, LTD.

(1.7% of net assets) had been a strong performer until the end of the period when it was hit by charges of accounting irregularities. However, we believe that the company's business prospects remain strong and that the accounting issues are overblown. As a result, we continue to own it in the portfolio.

ANNUAL REPORT: STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 12/31/96 - 10/31/99

          WITHOUT SALES           WITH SALES
             CHARGE                 CHARGE

Class A      $17,122                $16,137
--------------------------------------------
Class B      $16,770                $16,470
--------------------------------------------
Class C      $16,770                $16,770
--------------------------------------------
Class E      $17,072                $16,218
--------------------------------------------
Class F      $16,720                $16,420
--------------------------------------------
Class G      $17,102                $16,332
--------------------------------------------
Class H      $16,780                $16,480
--------------------------------------------
Class Z      $17,161                  N/A
--------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 12/31/96 - 10/31/99

        Without Sales Charge    With Sales Charge       S&P 500 Index
        --------------------    -----------------       -------------
10/96         $10,000               $ 9,425               $10,000
10/97          11,990                11,301                12,529
10/98          13,334                12,568                15,285
10/99          17,122                16,073                19,212

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, it is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class        A               B               C               E               F              G                 H          Z
            Without  With   Without  With   Without  With   Without  With   Without  With   Without  With   Without   With   Without
             Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales    Sales   Sales
             Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge   Charge  Charge
------------------------------------------------------------------------------------------------------------------------------------
1 Year       28.38%  21.00%  27.42%  22.42%  27.42%  26.42%  28.29%  21.88%  26.95%  21.95%  28.33%  22.55%  27.40%  22.40%  28.68%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund 20.69   18.20   19.77   19.01   19.77   19.77   20.57   18.41   19.64   18.88   20.64   18.70   19.79   19.03   20.79
------------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99

Share Class        A               B               C               E               F              G                 H          Z
            Without  With   Without  With   Without  With   Without  With   Without  With   Without  With   Without   With   Without
             Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales   Sales    Sales   Sales
             Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge  Charge   Charge  Charge
------------------------------------------------------------------------------------------------------------------------------------
1 Year       29.93%  22.46%  29.05%  24.05%  28.96%  27.96%  29.92%  23.42%  28.54%  23.54%  29.85%  24.01%  28.94%  23.94%  30.17%
------------------------------------------------------------------------------------------------------------------------------------
Life of Fund 19.02   16.49   18.14   17.32   18.11   18.11   18.91   16.72   18.00   17.18   18.99   17.02   18.14   17.32   19.10
------------------------------------------------------------------------------------------------------------------------------------

Inception for all share classes is 12/30/96 except for Class Z shares, which commenced on 1/11/99. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares, 5% for
Class E shares and 4.50% for Class G shares. The contingent deferred sales charge (CDSC) returns reflect 5% for one year and 3%
since inception for Class B, F and H shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Recently, the Trustees of Stein Roe Advisor Tax-Managed Growth Fund approved the reorganization of Classes E, F, G and H shares. The two front-end load classes, Class E and Class G, will be merged to create a new "Class E," and the two back-end load classes, Class
F and Class H, will be merged to create a new "Class F".

Class E shares will merge into Class G shares, resulting in new "Class E Shares" with a lower sales charge (4.50%) for all shareholders and a fixed 12b-1 fee of 0.35%. Class F shares will merge into Class H shares, resulting in a new "Class F Shares" with the same contingent deferred sales charge and 12b-1 fee. The merger is scheduled to occur on March 1, 2000.

Class Z shares performance information includes returns of the Fund's Class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and Class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been higher.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

A CHALLENGING YEAR FOR VALUE STOCKS
Investor preference for large company growth stocks created a challenging environment for Stein Roe Advisor Tax-Managed Value Fund during the period from inception on June 1, 1999 through October 31, 1999. The Fund's Class A share return was negative 11.33%. That was significantly lower than the S&P 500 which gained 5.22% and the S&P 500 Barra/Value Index which lost 0.42% over the same period. The Fund paid no taxable distributions to shareholders during the year.

OPPORTUNITY AHEAD IN ENERGY, RETAIL AND FINANCIAL SERVICES
Sticking to the Fund's disciplined investment style, we focused on three segments of the market where we found attractive valuations and comeback prospects.

o Energy. Weakness in Asia hurt the energy sector last year, throwing the sector's supply-demand balance out of kilter. However, a more favorable relationship between supply and demand has been struck this year. OPEC announced a cutback in production and -- more important -- stuck to their decision. Plus, demand is up thanks to a rebound in Asia. As a result, the energy sector offered bargains early in the year, and it remains attractive. We have overweighted energy stocks in the portfolio, and we believe they have the potential to contribute to positive performance as the world's economies get back on track.

o Consumer cyclicals, especially retailers, were driven down by expectations earlier this year that the U.S. economy would slow. However, consumer spending has remained strong, and we believe it will continue to be strong despite the market's reluctance to accord retail stocks a favorable outlook.

o Financial services stocks were strong early in the year, then came down as the result of pressure from rising interest rates. We have invested in insurance companies and banks, which we think have attractive potential going forward.

               TOP SECTOR BREAKDOWNS
               AS OF 10/31/99

                                      FUND               S&P 500 INDEX

               CONSUMER STAPLES       17.9%                  11.9%
               FINANCIALS             15.8%                  15.5%
               CONSUMER CYCLICALS     12.9%                   9.0%
               ENERGY                 12.1%                   5.9%
               TECHNOLOGY              9.7%                  23.5%

Sector breakdowns are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this sector breakdown.

BOUGHT
--------------------------------------------------------------------------------

The Boeing Company
We bought shares of Boeing (2.3% of net assets), the world's largest maker of commercial jets and a leading defense and aerospace company. Boeing's prospects sagged when Asia, one of its major commercial jet clients, suffered an economic downturn. Now Asia has started to turn around. And, Boeing has brought in a new Chief Financial Officer, with the promise of more efficient financial controls to reduce inventories and free up working capital.

ANNUAL REPORT: STEIN ROE ADVISOR TAX-MANAGED VALUE FUND

Net asset value as of 10/31/99

Class A                              $10.64
-------------------------------------------
Class B                              $10.61
-------------------------------------------
Class C                              $10.61
-------------------------------------------
Class Z                              $10.65
-------------------------------------------

Top 10 holdings as of 10/31/99

Abbott Laboratories                    2.7%
-------------------------------------------
Bestfoods                              2.5%
-------------------------------------------
United Healthcare                      2.5%
-------------------------------------------
Royal Dutch Petr.                      2.3%
-------------------------------------------
Boeing                                 2.3%
-------------------------------------------
Manpower, Inc.                         2.2%
-------------------------------------------
Newell Rubbermaid, Inc.                2.1%
-------------------------------------------
AT&T Corp.                             2.0%
-------------------------------------------
Wells Fargo                            2.0%
-------------------------------------------
Nucor                                  2.0%
-------------------------------------------

Holdings are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will maintain these holdings in the future.

SOLD
--------------------------------------------------------------------------------
WASTE MANAGEMENT, INC.
Last year USA Waste acquired Waste Management and renamed itself Waste Management, Inc. We were attracted to the newly- named company because of its track record, and because the stock was attractively priced after a quarter of disappointing earnings earlier in the year. However, since then we have lost confidence in the firm's ability to integrate its latest acquisition and the stock was sold.

LOOKING AHEAD

Value stocks' poor showing in the past several years has not discouraged us. In fact, if anything, it makes today's relative valuations the most attractive we've seen in years. The reason: history shows that growth and value stocks have alternated leadership in the market, and over the long-term have produced similar average annual gains. We are optimistic that opportunities will unfold in value stocks. There's no way of predicting when that will occur, or what will ignite the spark. However, we believe the Fund is well positioned to benefit should a turnaround occur.

/s/ Scott Schermerhorn

SCOTT SCHERMERHORN is a senior vice president of Colonial Management Associates and portfolio manager of the Fund.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/99

Share Class               A                             B                               C                        Z
Inception               6/1/99                        6/1/99                          6/1/99                   6/1/99
------------------------------------------------------------------------------------------------------------------------
                Without         With           Without          With           Without          With           Without
                 Sales          Sales           Sales           Sales           Sales           Sales           Sales
                 Charge         Charge          Charge          Charge          Charge          Charge          Charge
------------------------------------------------------------------------------------------------------------------------
Life of Fund    (11.33)%        (16.43)%        (11.58)%        (16.00)%        (11.58)%        (12.47)%        (11.25)%
------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/99

Share Class               A                             B                               C                        Z
                Without         With           Without          With           Without          With           Without
                 Sales          Sales           Sales           Sales           Sales           Sales           Sales
                 Charge         Charge          Charge          Charge          Charge          Charge          Charge
------------------------------------------------------------------------------------------------------------------------
Life of Fund    (13.58)%        (18.55)%        (13.75)%        (18.06)%        (13.75)%        (14.61)%        (13.58)%
------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for the life of the Fund for Class B shares and 1% for the life of the Fund for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
October 31, 1999
(In thousands)

STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND (SRATMGF)
--------------------------------------------------------------------------------

COMMON STOCKS - 94.8%                                         SHARES       VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 17.7%
DEPOSITORY INSTITUTIONS - 6.5%
Bank of America Corp.                                            102    $  6,566
Chase Manhattan Corp.                                            124      10,808
Wells Fargo & Co.                                                270      12,912
                                                                        --------
                                                                          30,286
                                                                        --------
INSURANCE CARRIERS - 4.9%
American International Group, Inc.                               109      11,219
Citigroup, Inc.                                                  221      11,975
                                                                        --------
                                                                          23,194
                                                                        --------
INVESTMENT COMPANIES - 2.2%
Standard and Poor's Depositary Receipts                           75      10,256
                                                                        --------
NONDEPOSITORY CREDIT INSTITUTIONS - 4.1%
Associates First Capital Corp.                                   208       7,607
Fannie Mae                                                        56       3,955
Freddie Mac                                                      136       7,325
                                                                        --------
                                                                          18,887
                                                                        --------
--------------------------------------------------------------------------------
MANUFACTURING - 41.2%
CHEMICALS & ALLIED PRODUCTS - 9.9%
Bristol-Myers Squibb Co.                                         127       9,763
Ecolab, Inc.                                                     253       8,561
Merck & Co., Inc.                                                129      10,256
Pfizer, Inc.                                                     167       6,577
Procter & Gamble Co.                                             104      10,865
                                                                        --------
                                                                          46,022
                                                                        --------
COMMUNICATIONS EQUIPMENT - 2.4%
Motorola, Inc.                                                   114      11,098
                                                                        --------
ELECTRICAL INDUSTRIAL EQUIPMENT - 3.3%
General Electric Co.                                             111      15,111
                                                                        --------
ELECTRONIC COMPONENTS - 4.5%
Intel Corp.                                                      155      12,003
Molex, Inc., Class A                                             267       8,824
                                                                        --------
                                                                          20,827
                                                                        --------
FOOD & KINDRED PRODUCTS - 1.8%
Nabisco Holdings Corp.                                           230       8,581
                                                                        --------
MACHINERY & COMPUTER EQUIPMENT - 12.7%
Cisco Systems, Inc. (a)                                          136      10,090
Dover Corp.                                                      258      10,994
EMC Corp. (a)                                                    100       7,300
Hewlett-Packard Co.                                               94       6,962
International Business Machines Corp.                             89       8,706
Sun Microsystems, Inc.(a)                                         67       7,058
Tyco International Ltd.                                          204       8,147
                                                                        --------
                                                                          59,257
                                                                        --------
MEASURING & ANALYZING INSTRUMENTS - 3.6%
Guidant Corp.                                                    185       9,135
Medtronic, Inc.                                                  223       7,735
                                                                        --------
                                                                          16,870
                                                                        --------
PETROLEUM REFINING - 2.3%
BP Amoco PLC ADR                                                 187      10,817
                                                                        --------
TRANSPORTATION EQUIPMENT - 0.7%
Lear Corp. (a)                                                    98       3,311
                                                                        --------
--------------------------------------------------------------------------------
RETAIL TRADE - 8.2%
BUILDING, HARDWARE & GARDEN SUPPLY - 1.9%
Home Depot, Inc.                                                 115       8,713
                                                                        --------
GENERAL MERCHANDISE STORES - 4.8%
Dollar General Corp.                                             378       9,968
Wal-Mart Stores, Inc.                                            218      12,442
                                                                        --------
                                                                          22,410
                                                                        --------
RESTAURANTS - 1.5%
McDonald's Corp.                                                 173       7,140
                                                                        --------
--------------------------------------------------------------------------------
SERVICES - 13.9%
AUTO REPAIR, RENTAL & PARKING - 1.3%
Hertz Corp., Class A                                             136       5,912
                                                                        --------
BIOTECHNOLOGY - 1.3%
Genentech, Inc. (a)                                               40       5,859
                                                                        --------
BUSINESS SERVICES - 1.8%
Young & Rubicam, Inc.                                            180       8,235
                                                                        --------
COMPUTER RELATED SERVICES - 2.3%
IMS Health, Inc.                                                 370      10,733
                                                                        --------
COMPUTER SOFTWARE - 5.4%
Microsoft Corp. (a)                                              188      17,420
Novell, Inc. (a)                                                 395       7,925
                                                                        --------
                                                                          25,345
                                                                        --------
MOTION PICTURES - 1.8%
Time Warner, Inc.                                                121       8,418
                                                                        --------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITATION SERVICES - 13.8%
BROADCASTING - 5.3%
AMFM, Inc. (a)                                                    51       3,570
CBS Corp.                                                        220      10,714
Clear Channel Communications, Inc. (a)                           132      10,618
                                                                        --------
                                                                          24,902
                                                                        --------
ELECTRIC SERVICES - 2.4%
AES Corp.                                                        196      11,050
                                                                        --------
TELECOMMUNICATION - 6.1%
MCI WorldCom, Inc. (a)                                           125      10,684
Sprint Corp.                                                     120       8,918
Williams Communications Group, Inc. (a)                          275       8,766
                                                                        --------
                                                                          28,368
                                                                        --------
TOTAL COMMON STOCKS (cost of $347,366) (b)                               441,602
                                                                        --------

SHORT-TERM OBLIGATIONS - 2.8%
                                                                 PAR
--------------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers Corp.,
  dated 10/29/99, due 11/01/99 at 5.220%,
  collateralized by U.S. Treasury bonds and/or
  notes with various maturities to 2009, market
  value $13,347 (repurchase proceeds $13,028)                 $13,022     13,022
                                                                        --------

OTHER ASSETS & LIABILITIES - 2.4%                                        11,166
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $465,790
                                                                        ========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for financial statement and federal income tax purposes is the same.

            Acronym                              Name
            -------                              ----
              ADR                     American Depositary Receipt

COMMON STOCKS - 94.2%                                         SHARES       VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 17.4%
DEPOSITORY INSTITUTIONS - 5.0%
Bank One Corp.                                                    12    $    436
J.P. Morgan & Co., Inc.                                            3         445
Wells Fargo & Co.                                                 12         565
                                                                        --------
                                                                           1,446
                                                                        --------
INSURANCE CARRIERS - 10.0%
Allstate Corp.                                                    15         431
Loews Corp.                                                        6         432
MBIA, Inc.                                                         6         360
Travelers Property Casualty Corp.                                 13         468
United Healthcare Corp.                                           14         713
UNUM Corp.                                                        14         455
                                                                        --------
                                                                           2,859
                                                                        --------
NONDEPOSITORY CREDIT INSTITUTIONS - 2.4%
Associates First Capital Corp.                                     7         266
Freddie Mac                                                        8         422
                                                                        --------
                                                                             688
                                                                        --------
--------------------------------------------------------------------------------
MANUFACTURING - 47.6%
CHEMICALS & ALLIED PRODUCTS - 5.9%
Abbott Laboratories                                               19         775
Merck & Co., Inc.                                                  6         469
Sherwin-Williams Co.                                              20         457
                                                                        --------
                                                                           1,701
                                                                        --------
COMMUNICATIONS EQUIPMENT - 1.5%
Motorola, Inc.                                                     4         429
                                                                        --------
FABRICATED METAL - 2.1%
Newell Rubbermaid, Inc.                                           17         592
                                                                        --------
FOOD & KINDRED PRODUCTS - 9.7%
Bestfoods                                                         12         717
Conagra, Inc.                                                     18         459
Nabisco Holdings Corp.                                            10         377
PepsiCo, Inc.                                                     14         486
Philip Morris Companies, Inc.                                     17         431
Tyson Foods, Inc.                                                 21         313
                                                                        --------
                                                                           2,783
                                                                        --------
HOUSEHOLD APPLIANCES - 0.8%
Whirlpool Corp.                                                    3         237
                                                                        --------
MACHINERY & COMPUTER EQUIPMENT - 1.5%
Compaq Computer Corp.                                             14         258
Hewlett-Packard Co.                                                2         178
                                                                        --------
                                                                             436
                                                                        --------
MEASURING & ANALYZING INSTRUMENTS - 2.5%
Eastman Kodak Co.                                                  5         365
Raytheon Co., Class A                                             13         346
                                                                        --------
                                                                             711
                                                                        --------
MISCELLANEOUS MANUFACTURING - 1.5%
Mattel, Inc.                                                      31         416
                                                                        --------
PAPER PRODUCTS - 5.3%
International Paper Co.                                           11         558
Kimberly Clark Corp.                                               8         499
Temple-Inland, Inc.                                                8         477
                                                                        --------
                                                                           1,534
                                                                        --------
PETROLEUM REFINING - 6.9%
Ashland, Inc.                                                     13         426
Repsol SA ADR                                                     19         394
Royal Dutch Petroleum Co.                                         11         665
USX-Marathon Group                                                17         489
                                                                        --------
                                                                           1,974
                                                                        --------
PRIMARY METAL - 2.0%
Nucor Corp.                                                       11         565
                                                                        --------
STONE, CLAY, GLASS & CONCRETE - 1.7%
Minnesota Mining & Manufacturing Co.                               5         494
                                                                        --------
TRANSPORTATION EQUIPMENT - 6.2%
Boeing Co.                                                        14         649
Delphi Automotive Systems Corp.                                   25         411
General Motors Corp.                                               6         415
Lockheed Martin Corp.                                             15         304
                                                                        --------
                                                                           1,779
                                                                        --------
--------------------------------------------------------------------------------
MINING & ENERGY - 5.7%
CRUDE PETROLEUM & NATURAL GAS - 1.3%
Burlington Resources, Inc.                                        11         380
                                                                        --------
GOLD & SILVER MINING - 1.2%
American Barrick Resources Corp.                                  19         344
                                                                        --------
OIL & GAS FIELD SERVICES - 3.2%
Diamond Offshore Drilling, Inc.                                   11         346
Schlumberger Ltd.                                                  9         563
                                                                        --------
                                                                             909
                                                                        --------
--------------------------------------------------------------------------------
RETAIL TRADE - 6.5%
APPAREL & ACCESSORY STORES - 1.0%
Nordstrom, Inc.                                                   12         294
                                                                        --------
FOOD STORES - 1.1%
Albertson's, Inc.                                                  9         323
                                                                        --------
GENERAL MERCHANDISE STORES - 0.9%
Kmart Corp.                                                       25         251
                                                                        --------
MISCELLANEOUS RETAIL - 3.5%
Office Depot, Inc. (a)                                            38         473
Toys R Us, Inc. (a)                                               38         532
                                                                        --------
                                                                           1,005
                                                                        --------
--------------------------------------------------------------------------------
SERVICES - 7.8%
BUSINESS SERVICES - 2.2%
Manpower, Inc.                                                    18         639
                                                                        --------
COMPUTER RELATED SERVICES - 3.6%
Electronic Data Systems Corp.                                      9         503
First Data Corp.                                                  12         530
                                                                        --------
                                                                           1,033
                                                                        --------
HEALTH SERVICES - 2.0%
Columbia/HCA Healthcare Corp.                                     23         565
                                                                        --------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITATION SERVICES - 9.2%
ELECTRIC SERVICES - 4.0%
Central & South West Corp.                                        14         315
Entergy Corp.                                                     11         314
PG&E Corp.                                                        10         218
Reliant Energy, Inc.                                              11         294
                                                                        --------
                                                                           1,142
                                                                        --------
GAS SERVICES - 1.8%
Coastal Corp.                                                     12         510
                                                                        --------
TELECOMMUNICATION - 3.4%
AT&T Corp.                                                        12         570
US West Communications Group                                       7         409
                                                                        --------
                                                                             979
                                                                        --------
TOTAL COMMON STOCKS (cost of $28,666)(b)                                  27,017
                                                                        --------

SHORT-TERM OBLIGATIONS - 3.0%                                   PAR
--------------------------------------------------------------------------------
Repurchase agreement with Lehman Brothers Corp.,
  dated 10/29/99, due 11/01/99 at 5.220%,
  collateralized by U.S. Treasury bonds and/or
  notes with various maturities to 2009, market
  value $890 (repurchase proceeds $868)                         $868    $    868
                                                                        --------

OTHER ASSETS & LIABILITIES - 2.8%                                            798
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                      $28,683
                                                                         =======

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Cost for financial statement and federal income tax purposes is the same.

            Acronym                              Name
            -------                              ----
              ADS                     American Depositary Shares

See notes to financial statements.

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

October 31, 1999
(In thousands except for per share amounts and footnotes)

                                                               SRATMGF                   SRATMVF
-------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost $347,366 and $28,666,
  respectively)                                                       $441,602                  $27,017
Short-term obligations                                                  13,022                      868
                                                                      --------                  -------
                                                                       454,624                   27,885
Cash                                                     $ 9,232                    $   --
Receivable for:
  Investments sold                                        13,725                     1,058
  Fund shares sold                                         3,180                       928
  Dividends                                                  748                        24
  Interest                                                     6                        --
  Expense reimbursement due from Advisor                      --                        20
Other                                                         --                         8
                                                         -------                    ------
  Total Assets                                                          26,891                    2,038
                                                                      --------                  -------
                                                                       481,515                   29,923
LIABILITIES
Payable for:
  Investments purchased                                   13,874                     1,129
  Fund shares repurchased                                  1,306                        61
Accrued:
  Management fee                                             217                        17
  Administration fee                                         145                         7
  Distribution fee - Class B                                  --                         3
  Distribution fee - Class C                                   2                         1
  Transfer agent fee                                          89                         5
  Bookkeeping fee                                             14                         2
  Deferred Trustees fees                                       1                        --
Other                                                         77                        15
                                                         -------                    ------
  Total liabilities                                                     15,725                    1,240
                                                                      --------                  -------
Net Assets                                                            $465,790                  $28,683
                                                                      ========                  =======
Net asset value & redemption price per share --
  Class A ($97,531/5,674) and ($7,528/708),
  respectively                                                        $  17.19(a)               $ 10.64(a)
                                                                      --------                  -------
Maximum offering price per share -- Class A
($17.19/0.9425) and ($10.64/0.9425), respectively                     $  18.24(b)               $ 11.29(b)
                                                                      --------                  -------
Net asset value & offering price per share -- Class B
  ($303,726/18,056) and ($14,622/1,378), respectively                 $  16.82(a)               $ 10.61(a)
                                                                      --------                  -------
Net asset value & offering price per share -- Class C
  ($46,869/2,787) and ($4,137/390), respectively                      $  16.82(a)               $ 10.61(a)
                                                                      --------                  -------
Net asset value & redemption price per share --
  Class E ($1,089/64)                                                 $  17.14                  $    --
                                                                      --------                  -------
Maximum offering price per share -- Class E
  ($17.14/0.9500)                                                     $  18.04(b)               $    --
                                                                      --------                  -------
Net asset value & offering price per share -- Class F
  ($2,025/121)                                                        $  16.77(a)               $    --
                                                                      --------                  -------
Net asset value & redemption price per share --
  Class G ($6,427/374)                                                $  17.17                  $    --
                                                                      --------                  -------
Maximum offering price per share -- Class G
  ($17.17/0.9550)                                                     $  17.98(b)               $    --
                                                                      --------                  -------
Net asset value & offering price per share --
  Class H ($8,122/482)                                                $  16.83(a)               $    --
                                                                      --------                  -------
Net asset value, offering & redemption price per
share -- Class Z ($1/(c)) and ($2,396/225),
respectively                                                          $  17.23                  $ 10.65
                                                                      --------                  -------
COMPOSITION OF NET ASSETS
Capital paid in                                                       $383,399                  $30,988
Accumulated net investment loss                                             (6)                      --
Accumulated net realized loss                                          (11,839)                    (656)
Net unrealized appreciation (depreciation)                              94,236                   (1,649)
                                                                      --------                  -------
                                                                      $465,790                  $28,683
                                                                      ========                  =======
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Rounds to less than one.

See notes to financial statements.

-----------------------
STATEMENT OF OPERATIONS
-----------------------
For the Year Ended October 31, 1999
(In thousands)


                                                               SRATMGF                   SRATMVF (a)
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                              $ 4,008                 $     97
Interest                                                                   755                       14
                                                                       -------                 --------
  Total Investment Income (net of nonrebatable
    foreign taxes withheld at source which amounted
    to $25 for SRATMGF, and $0 for SRATMVF,
    respectively)                                                        4,763                      111
EXPENSES
Management fee                                           $ 1,988                    $    50
Administration fee                                         1,325                         13
Service fee --
  Class A                                                    182                          3
  Class B                                                    548                         10
  Class C                                                     80                          3
  Class E                                                      3                         --
  Class F                                                      4                         --
  Class G                                                     13                         --
  Class H                                                     16                         --
Distribution fee --
  Class A                                                     --                          1
  Class B                                                  1,609                         21
  Class C                                                    235                          5
  Class E                                                      1                         --
  Class F                                                     12                         --
  Class G                                                      5                         --
  Class H                                                     47                         --
Transfer agent fee                                           884                         15
Bookkeeping fee                                              125                         11
Trustees fee                                                  17                          2
Custodian fee                                                 29                          5
Audit fee                                                     31                          7
Legal fee                                                     12                          2
Registration fee                                             108                         74
Reports to shareholders                                       22                          3
Other                                                         88                          1
                                                         -------                    -------
                                                           7,384                        226
Fees waived or borne by the Advisor                          --          7,384          (89)        137
                                                         -------       -------      -------    --------
    Net Investment Loss                                                 (2,621)                     (26)
                                                                       -------                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON PORTFOLIO POSITIONS
Net realized loss                                         (1,673)                     (656)
Net change in unrealized appreciation/depreciation
  during the period                                       74,131                     (1,649)
                                                         -------                    -------
    Net Gain (Loss)                                                     72,458                   (2,305)
                                                                       -------                 --------
Increase (Decrease) in Net Assets from Operations                      $69,837                 $ (2,331)
                                                                       =======                 ========
(a) From commencement of operations on June 1, 1999.

See notes to financial statments.

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
(In thousands)
                                                                                      SRATMGF              SRATMVF
                                                                            -------------------------    -----------
                                                                                    YEARS ENDED          PERIOD ENDED
                                                                                    OCTOBER 31            OCTOBER 31
                                                                            -------------------------    -----------
INCREASE (DECREASE) IN NET ASSETS                                             1999(a)          1998         1999(b)
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment loss                                                          $ (2,621)      $   (437)      $   (26)
Net realized loss                                                              (1,673)        (9,588)         (656)
Net change in unrealized appreciation/depreciation                             74,131         15,288        (1,649)
                                                                             --------       --------       -------
  Net Increase (Decrease) from Operations                                      69,837          5,263        (2,331)
                                                                             --------       --------       -------
Fund Share Transactions:
Receipts for shares sold -- Class A                                            46,082         33,019         8,591
Cost of shares repurchased -- Class A                                          (9,706)        (6,257)         (428)
                                                                             --------       --------       -------
                                                                               36,376         26,762         8,163
                                                                             --------       --------       -------
Receipts for shares sold -- Class B                                           157,970         89,269        16,075
Cost of shares repurchased -- Class B                                         (23,672)        (5,858)         (332)
                                                                             --------       --------       -------
                                                                              134,298         83,411        15,743
                                                                             --------       --------       -------
Receipts for shares sold -- Class C                                            24,882         14,237         4,454
Cost of shares repurchased -- Class C                                          (3,326)        (1,755)          (46)
                                                                             --------       --------       -------
                                                                               21,556         12,482         4,408
                                                                             --------       --------       -------
Receipts for shares sold -- Class E                                               263            312            --
Cost of shares repurchased -- Class E                                             (78)           (20)           --
                                                                             --------       --------       -------
                                                                                  185            292            --
                                                                             --------       --------       -------
Receipts for shares sold -- Class F                                               584            652            --
Cost of shares repurchased -- Class F                                             (12)            (8)           --
                                                                             --------       --------       -------
                                                                                  572            644            --
                                                                             --------       --------       -------
Receipts for shares sold -- Class G                                             1,999          1,975            --
Cost of shares repurchased -- Class G                                             (56)           (54)           --
                                                                             --------       --------       -------
                                                                                1,943          1,921            --
                                                                             --------       --------       -------
Receipts for shares sold -- Class H                                             2,919          2,703            --
Cost of shares repurchased -- Class H                                             (15)           (88)           --
                                                                             --------       --------       -------
                                                                                2,904          2,615            --
                                                                             --------       --------       -------
Receipts for shares sold -- Class Z                                                 1             --         2,700
                                                                             --------       --------       -------
                                                                                    1             --         2,700
                                                                             --------       --------       -------
Net Increase from Fund Share Transactions                                     197,835        128,127        31,014
                                                                             --------       --------       -------
  Total Increase                                                              267,672        133,390        28,683
NET ASSETS
Beginning of period                                                           198,118         64,728            --
                                                                             --------       --------       -------
End of period (net of accumulated net investment loss of
  $6, $2 and $0, respectively)                                               $465,790       $198,118       $28,683
                                                                             --------       --------       -------
NUMBER OF FUND SHARES
Sold -- Class A                                                                 2,882          2,450           747
Repurchased -- Class A                                                           (604)          (478)          (39)
                                                                             --------       --------       -------
                                                                                2,278          1,972           708
                                                                             --------       --------       -------
Sold -- Class B                                                                10,095          6,699         1,410
Repurchased -- Class B                                                         (1,496)          (457)          (32)
                                                                             --------       --------       -------
                                                                                8,599          6,242         1,378
                                                                             --------       --------       -------
Sold -- Class C                                                                 1,576          1,066           394
Repurchased -- Class C                                                           (212)          (138)           (4)
                                                                             --------       --------       -------
                                                                                1,364            928           390
                                                                             --------       --------       -------
Sold -- Class E                                                                    18             24            --
Repurchased -- Class E                                                             (5)            (2)           --
                                                                             --------       --------       -------
                                                                                   13             22            --
                                                                             --------       --------       -------
Sold -- Class F                                                                    38             49            --
Repurchased -- Class F                                                             (1)           (c)            --
                                                                             --------       --------       -------
                                                                                   37             49            --
                                                                             --------       --------       -------
Sold -- Class G                                                                   127            148            --
Repurchased -- Class G                                                             (4)            (4)           --
                                                                             --------       --------       -------
                                                                                  123            144            --
                                                                             --------       --------       -------
Sold -- Class H                                                                   189            204            --
Repurchased -- Class H                                                             (1)            (7)           --
                                                                             --------       --------       -------
                                                                                  188            197            --
                                                                             --------       --------       -------
Sold -- Class Z                                                                   (c)             --           225
                                                                             --------       --------       -------
                                                                                  (c)             --           225
                                                                             --------       --------       -------

(a) Class Z shares were initially offered on January 11, 1999.
(b) From the commencement of operations on June 1, 1999.
(c) Rounds to less than one.

See notes to financial statements.

---------------------------------
SEE NOTES TO FINANCIAL STATEMENTS
---------------------------------
October 31, 1999

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Stein Roe Advisor Tax-Managed Growth Fund (SRATMGF) and Stein Roe Advisor-Tax Managed Value Fund (SRATMVF), are each a series of Liberty Funds Trust I, formerly Colonial Trust I (individually referred to as a Fund, collectively referred to as the Funds) and are diversified portfolios. Liberty Funds Trust I is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds' investment objectives seek to maximize long-term capital growth while reducing shareholder exposure to taxes. The Funds may issue an unlimited number of shares. SRATMGF offers eight classes of shares: Class A, Class B, Class C, Class E, Class F, Class G, Class H and Class Z. SRATMVF offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class E, Class F, Class G and Class H shares are trust shares. Class E and Class G shares are sold with a front-end sales charge and are subject to an annual distribution fee and Class F and Class H shares are subject to an annual distribution fee and a contingent deferred sales charge. Class F and Class H shares will convert to Class E and Class G shares, respectively, after they have been outstanding approximately eight years. Effective January 11, 1999, SRATMGF began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than applicable 12b-1 fees) (see Note 2:
Underwriting discounts, service and distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data is calculated using the average shares outstanding during the period. Net investment income per share data reflects the distribution fee per share where applicable.

Ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the distribution fee and service fee where applicable.

FEDERAL INCOME TAXES
Consistent with the Funds' policy to qualify as regulated investment companies and to distribute all of their taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER
Corporate actions are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe & Farnham, Inc. (the Advisor) is the investment Advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

SRATMGF
0.60% annually

SRATMVF
0.80% annually

ADMINISTRATION FEE
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:

SRATMGF
0.40% annually

SRATMVF
0.20% annually

BOOKKEEPING FEE
For each Fund, the Administrator provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc., formerly Colonial Investor Services, Inc., (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.236% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Funds' principal underwriter. During the period ended October 31, 1999, each Fund has been advised that the Distributor retained net underwriting discounts on SRATMGF and SRATMVF of $1,728,743 and $396,712, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $10,595 and $0 on Class A share redemptions, $491,967 and $988 on Class B share redemptions and $11,191 and $156 on Class C share redemptions, respectively. SRATMGF had contingent deferred sales charges
(CDSC) of $5,508 and none on Class F and Class H, respectively.

SRATMGF has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B, Class C, Class E, Class F, Class G and Class H net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, Class F and Class H shares; 0.10% of the average net assets attributable to Class E shares; and up to 0.25% of average net assets attributable to Class G shares. The actual fee with respect to Class G shares will be 0.10% on Class G assets attributable to shares outstanding for less than five years and 0.25% on Class G assets attributable to shares outstanding five years or more.

SRATMVF has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.05% of the average net assets attributable to Class A and 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS
The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the first $100 million of the Fund's average net assets and 1.50% annually thereafter on SRATMGF, and 1.50% annually of the Fund's average net assets on SRATMVF.

For the year ended October 31, 1999, SRATMGF's total expenses as defined above did not exceed the expense limit.

OTHER
The Funds pay no compensation to its officers, all of whom are employees of the Advisor or Administrator.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the period ended October 31, 1999, purchases and sales of investments, other than short-term obligations, were as follows:

                                            PURCHASES            SALES
------------------------------------------------------------------------
SRATMGF                                  $430,702,160     $249,327,005
STRATMVF                                   32,570,010        3,248,919

Unrealized appreciation (depreciation) at October 31, 1999, based on cost of investments for financial statement and federal income tax purposes was:

                                             STRATMGF          SRATMVF
------------------------------------------------------------------------
Gross unrealized appreciation            $98,754,234      $ 1,105,042
Gross unrealized depreciation             (4,517,946)      (2,753,773)
                                           ----------        ---------
  Net unrealized appreciation
    (depreciation)                       $94,236,288      $(1,648,731)
                                         ===========      ===========

CAPITAL LOSS CARRYFORWARDS
At October 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:
                                              YEAR OF     CAPITAL LOSS
                                           EXPIRATION     CARRYFORWARD
                                           ----------     ------------
SRATMGF                                          2005      $   559,000
                                                 2006        9,584,000
                                                 2007        1,696,000
                                                           -----------
                                                           $11,839,000
                                                           ===========

                                              YEAR OF     CAPITAL LOSS
                                           EXPIRATION     CARRYFORWARD
                                           ----------     ------------
SRATMVF                                          2007         $656,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
The Funds may focus their investments in certain industries, subjecting each to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Funds may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the period ended October 31, 1999.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
At October 31, 1999, Colonial Management Associates, Inc. owned 15.74%, 8.28%, and 100% of Class E, Class F and Class Z, respectively of SRATMGF, and 1.18%, 2.22% and 100% of Class A, Class C and Class Z of SRATMVF.

During the year ended October 31, 1999, SRATMVF used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $17,354.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding
throughout each period are as follows:

STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND
--------------------------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED OCTOBER 31, 1999
                                           -------------------------------------------------------------------------------------
                                           CLASS A     CLASS B    CLASS C    CLASS E    CLASS F   CLASS G    CLASS H    CLASS Z(b)
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF  PERIOD      $ 13.390   $ 13.200   $ 13.200   $ 13.360   $ 13.210   $ 13.380   $ 13.210   $ 15.560
                                           --------   --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)(c)                    (0.034)    (0.151)    (0.152)    (0.050)    (0.151)    (0.050)    (0.151)    (0.016)
Net realized and unrealized gain              3.834      3.771      3.772      3.830      3.711      3.840      3.771      1.686
                                           --------   --------   --------   --------   --------   --------   --------   --------
    Total from Investment Operations          3.800      3.620      3.620      3.780      3.560      3.790      3.620      1.670
                                           --------   --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD             $ 17.190   $ 16.820   $ 16.820   $ 17.140   $ 16.770   $ 17.170   $ 16.830   $ 17.230
                                           ========   ========   ========   ========   ========   ========   ========   ========
Total return(d)                              28.38%     27.42%     27.42%     28.29%     26.95%     28.33%     27.40%     10.73%(e)
                                           ========   ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                   1.64%      2.39%      2.39%      1.74%      2.39%      1.74%      2.39%      0.79%(g)
Net investment loss(f)                       (0.21)%    (0.96)%    (0.96)%   (0.31)%    (0.96)%    (0.31)%    (0.96)%    (0.13)%(g)
Portfolio turnover                              80%        80%        80%        80%        80%        80%        80%        80%
Net assets at end of period (000)          $ 97,531   $303,726   $ 46,869   $  1,089   $  2,025   $  6,427   $  8,122   $      1

(a) Net of fees and expenses waived
    or borne by the Advisor/
    Administrator which amounted to:       $     --   $     --   $     --   $     --   $     --   $     --   $     --   $     --
(b) Class Z shares were initially offered on January 11, 1999.
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

                                                                               YEAR ENDED OCTOBER 31, 1998
                                                      --------------------------------------------------------------------------
                                                       CLASS A    CLASS B    CLASS C    CLASS E    CLASS F    CLASS G    CLASS H
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 12.040   $ 11.960   $ 11.960   $ 12.020   $ 11.970   $ 12.040   $ 11.960
                                                      --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (a)(b)                      0.029     (0.069)    (0.069)     0.016     (0.069)     0.016     (0.069)
Net realized and unrealized gain                         1.321      1.309      1.309      1.324      1.309      1.324      1.319
                                                      --------   --------   --------   --------   --------   --------   --------
    Total from Investment Operations                     1.350      1.240      1.240      1.340      1.240      1.340      1.250
                                                      --------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD                        $ 13.390   $ 13.200   $ 13.200   $ 13.360   $ 13.210   $ 13.380   $ 13.210
                                                      ========   ========   ========   ========   ========   ========   ========
Total return (c)(d)                                     11.21%     10.37%     10.37%     11.15%     10.36%     11.13%     10.45%
                                                      ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                             1.56%      2.31%      2.31%      1.66%      2.31%      1.66%      2.31%
Net investment income (loss) (e)                         0.22%    (0.53)%    (0.53)%      0.12%    (0.53)%      0.12%    (0.53)%
Fees and expenses waived or borne by the
  Advisor/Administrator (e)                              0.12%      0.12%      0.12%      0.12%      0.12%      0.12%      0.12%
Portfolio turnover                                         91%        91%        91%        91%        91%        91%        91%
Net assets at end of period (000)                     $ 45,472   $124,829   $ 18,786   $    680   $  1,105   $  3,359   $  3,887

(a) Net of fees and expenses waived or borne
     by the Advisor/Administrator which
     amounted to:                                     $  0.016   $  0.016   $  0.016   $  0.016   $  0.016   $  0.016   $  0.016
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                       YEAR ENDED OCTOBER 31, 1997 (b)
                             ---------------------------------------------------------------------------------------------------
                             CLASS A         CLASS B        CLASS C          CLASS E        CLASS F         CLASS G      CLASS H
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                  $ 10.080       $ 10.080        $ 10.080        $ 10.080       $ 10.080        $ 10.080     $ 10.080
                             --------       --------        --------        --------       --------        --------     --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss) (a)(d)                 0.040         (0.032)         (0.032)          0.030         (0.032)          0.030       (0.032)
Net realized and
  unrealized gain               1.920          1.912           1.912           1.910          1.922           1.930        1.912
                             --------       --------        --------        --------       --------        --------     --------
    Total from Investment
      Operations                1.960          1.880           1.880           1.940          1.890           1.960        1.880
                             --------       --------        --------        --------       --------        --------     --------
NET ASSET VALUE, END
  OF PERIOD                  $ 12.040       $ 11.960        $ 11.960        $ 12.020       $ 11.970        $ 12.040     $ 11.960
                             ========       ========        ========        ========       ========        ========     ========
Total return (e)(f)            19.44%(g)      18.65%(g)       18.65%(g)       19.25%(g)      18.75%(g)       19.44%(g)    18.65%(g)
                             ========       ========        ========        ========       ========        ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                    1.50%(i)       2.25%(i)        2.25%(i)        1.60%(i)       2.25%(i)        1.60%(i)     2.25%(i)
Net investment income
  (loss) (h)                    0.39%(i)     (0.36)%(i)      (0.36)%(i)        0.29%(i)     (0.36)%(i)        0.29%(i)   (0.36)%(i)
Fees and expenses
  waived or borne by
  the Advisor/
  Administrator (h)             0.98%(i)       0.98%(i)        0.98%(i)        0.98%(i)       0.98%(i)        0.98%(i)     0.98%(i)
Portfolio turnover                51%(g)         51%(g)          51%(g)          51%(g)         51%(g)          51%(g)       51%(g)
Net assets at end of
  period (000)               $ 17,142       $ 38,452        $  5,923        $    346       $    421        $  1,288     $  1,156

(a) Net of fees and expenses
    waived or borne by the
    Advisor/Administrator
    which amounted to:       $  0.096       $  0.096        $  0.096        $  0.096       $  0.096        $  0.096     $  0.096
(b) The Fund commenced investment operations on December 16, 1996, the activity shown is from the effective date of regisration
    (December 30, 1996) with the Securities and Exchange Commission.
(c) Effective July 1, 997, Class D shares were redesignated Class C shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(f) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(i) Annualized.

--------------------
FINANCIAL HIGHLIGHTS
--------------------
Selected data for a share of each class outstanding
throughout each period are as follows:

STEIN ROE ADVISOR TAX-MANAGED VALUE FUND
------------------------------------------------------------------------------------------------------------

                                                              PERIOD ENDED OCTOBER 31, 1999 (a)
                                            ----------------------------------------------------------------
                                            CLASS A              CLASS B           CLASS C           CLASS Z
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $ 12.000            $ 12.000          $ 12.000          $ 12.000
                                            --------            --------          --------          --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)            0.000(h)           (0.038)           (0.038)            0.012
Net realized and unrealized loss              (1.360)             (1.352)           (1.352)           (1.362)
                                            --------            --------          --------          --------
    Total from Investment Operations          (1.360)             (1.390)           (1.390)           (1.350)
                                            --------            --------          --------          --------
NET ASSET VALUE, END OF PERIOD              $ 10.640            $ 10.610          $ 10.610          $ 10.650
                                            ========            ========          ========          ========
Total return (d)(e)                          (11.33%)            (11.58%)          (11.58%)          (11.25%)
                                            --------            --------          --------          --------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                1.77%               2.60%             2.60%             1.50%
Net investment income (loss) (f)(g)           (0.00%)             (0.83%)           (0.83%)            0.27%
Portfolio turnover (e)                           19%                 19%               19%               19%
Net assets at end of period (000)           $  7,528            $ 14,622          $  4,137          $  2,396

(a) From commencement of operations on
    June 1, 1999.
(b) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                      $  0.065            $  0.065          $  0.065          $  0.065
(c) Per share data was calculated using average shares outstanding during the period.
(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than 0.001.

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I AND THE SHAREHOLDERS OF STEIN ROE ADVISOR TAX-MANAGED GROWTH FUND AND STEIN ROE ADVISOR TAX-MANAGED VALUE FUND

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Advisor Tax-Managed Growth Fund and Stein Roe Advisor Tax-Managed Value Fund, (each a series of Liberty Funds Trust I, formerly Colonial Trust I) at October 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 1999

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                      WILLIAM E. MAYER
Consultant (formerly Special            Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;       (formerly Dean, College of Business
President and Chief Operating           and Management, University of
Officer, New York Stock Exchange,       Maryland; Dean, Simon Graduate
Inc.; President, American Stock         School of Business, University of
Exchange Inc.)                          Rochester; Chairman and Chief
                                        Executive Officer, CS First Boston
TOM BLEASDALE                           Merchant Bank; and President and
Retired (formerly Chairman of the       Chief Executive Officer, The First
Board and Chief Executive Officer,      Boston Corporation)
Shore Bank & Trust Company)
                                        JAMES L. MOODY, JR.
JOHN V. CARBERRY                        Retired (formerly Chairman of the
Senior Vice President of Liberty        Board, Chief Executive Officer and
Financial Companies, Inc. (formerly     Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                               JOHN J. NEUHAUSER
                                        Academic Vice President and Dean of
LORA S. COLLINS                         Faculties, Boston College (former
Attorney (formerly Attorney,            Dean, Boston College School of
Kramer, Levin, Naftalis & Frankel)      Management)

JAMES E. GRINNELL                       THOMAS E. STITZEL
Private Investor (formerly Senior       Professor of Finance, College of
Vice President-Operations, The          Business, Boise State University;
Rockport Company)                       Business Consultant and Author

RICHARD W. LOWRY                        ROBERT L. SULLIVAN
Private Investor (formerly Chairman     Retired Partner, KPMG LLP (formerly
and Chief Executive Officer, U.S.       Management Consultant, Saatchi and
Plywood Corporation)                    Saatchi Consulting Ltd. and
                                        Principal and International
SALVATORE MACERA                        Practice Director, Management
Private Investor (formerly              Consulting, Peat Marwick Main &
Executive Vice President of Itek        Co.)
Corp. and President of Itek Optical
& Electronic Industries, Inc.)          ANNE-LEE VERVILLE
                                        Consultant (formerly General
                                        Manager, Global Education Industry,
                                        and President, Applications
                                        Solutions Division, IBM
                                        Corporation)

--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Advisor Tax-Managed Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Stein Roe Advisor Tax-Managed Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

--------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
--------------------------------------------------------------------------------

ALL-STAR     Institutional money management approach for individual investors.

COLONIAL     Fixed-income and value style equity investing.

CRABBE
HUSON        A contrarian approach to fixed-income and equity investing.

NEWPORT      A leader in international investing.

STEIN ROE    Growth style equity investing.
ADVISOR

[graphic omitted]
KEYPORT      A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

---------------------------------------------------
STEIN ROE ADVISOR TAX-MANAGED FUNDS   ANNUAL REPORT
---------------------------------------------------
                                                                ---------------
                                                                   BULK RATE
                                                                 U.S. POSTAGE
                                                                     PAID
[Graphic                                                         HOLLISTON, MA
 Omitted]  L I B E R T Y                                         PERMIT NO. 20
           -----------------                                    ---------------
                   F U N D S

ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

           Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           www.libertyfunds.com


                                                 MG-02/079I-1099 (12/99) 99/1536